SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – September 2, 2009

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-24341 (Commission File Number)	54-1865271 (IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania (Address of Principal Executive Offices)		19004 (Zip Code)

(610) 660-7817 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 2, 2009, Central European Distribution Corporation, a Delaware corporation (the “Company”), filed a prospectus supplement with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-3 in connection with the offering by Lion/Rally Cayman 5, a company incorporated in the Cayman Islands, of 540,873 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Company will not receive any proceeds from the sale.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

5.1	Opinion of Dewey & LeBoeuf LLP regarding the legality of the shares of Common Stock being sold.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ James Archbold
James Archbold
Vice President, Corporate Secretary
and Director of Investor Relations

Date: September 2, 2009

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Dewey & LeBoeuf LLP regarding the legality of the shares of Common Stock being sold.